Exhibit 99.2

DTE Energy

First Quarter 2008

Supplemental Financial Information

Apr. 30, 2008

DTE Energy Company
Consolidated Statement of Financial Position (Unaudited)

	March 31	December 31
	2008	2007
(in Millions)
ASSETS
Current Assets
Cash and cash equivalents	$77	$123
Restricted cash	83	140
Accounts receivable (less allowance for doubtful accounts of $203 and $182, respectively Customer	1,724	1,658
Collateral held by others	64	56
Other	224	448
Accrued power and gas supply cost recovery revenue	40	76
Inventories
Fuel and gas	273	429
Materials and supplies	210	204
Deferred income taxes	167	387
Assets from risk management and trading activities	345	195
Other	158	196
Current assets held for sale	75	83

	3,440	3,995

Investments
Nuclear decommissioning trust funds	797	824
Other	437	446

	1,234	1,270

Property
Property, plant and equipment	19,009	18,809
Less accumulated depreciation and depletion	(7,512)	(7,401)

	11,497	11,408

Other Assets
Goodwill	2,037	2,037
Regulatory assets	2,776	2,786
Securitized regulatory assets	1,095	1,124
Intangible assets	30	25
Notes receivable	77	87
Assets from risk management and trading activities	282	207
Prepaid pension assets	156	152
Other	127	116
Noncurrent assets held for sale	426	547

	7,006	7,081

Total Assets	$23,177	$23,754

The Consolidated Statement of Financial Position (Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in Forms 10K and 10Q.

DTE Energy Company
Consolidated Statement of Financial Position (Unaudited)

	March 31	December 31
	2008	2007
(in Millions, Except Shares)
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$996	$1,198
Accrued interest	125	112
Dividends payable	86	87
Short-term borrowings	550	1,084
Gas inventory equalization	336	—
Current portion of long-term debt, including capital leases	460	454
Liabilities from risk management and trading activities	456	282
Deferred gains and reserves	379	400
Other	451	566
Current liabilities associated with assets held for sale	48	48

	3,887	4,231

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	5,320	5,576
Securitization bonds	996	1,065
Trust preferred-linked securities	289	289
Capital lease obligations	40	41

	6,645	6,971

Other Liabilities
Deferred income taxes	1,793	1,824
Regulatory liabilities	1,166	1,168
Asset retirement obligations	1,282	1,277
Unamortized investment tax credit	105	108
Liabilities from risk management and trading activities	559	452
Liabilities from transportation and storage contracts	122	126
Accrued pension liability	68	68
Accrued postretirement liability	1,055	1,094
Deferred gains	15	15
Nuclear decommissioning	130	134
Other	277	303
Noncurrent liabilities associated with assets held for sale	67	82

	6,639	6,651

Commitments and Contingencies Minority Interest	41	48

Shareholders’ Equity
Common stock, without par value, 400,000,000 shares authorized, 163,148,592 and 163,232,095 shares issued and outstanding, respectively	3,166	3,176
Retained earnings	2,920	2,790
Accumulated other comprehensive loss	(121)	(113)
	5,965	5,853

Total Liabilities and Shareholders’ Equity	$23,177	$23,754

DTE Energy Company
Consolidated Statement of Cash Flows (Unaudited)

	Three Months Ended
	March 31
	2008	2007
(in Millions)
Operating Activities
Net Income	$212	$134
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	225	225
Deferred income taxes	190	(6)
Gain on sale of non-utility business	(126)	—
Other asset (gains), losses and reserves, net	(4)	11
Gain on sale of interests in synfuel projects	(16)	(36)
Partners’ share of synfuel project losses	—	(59)
Contributions from synfuel partners	22	36
Change in assets and liabilities, exclusive of changes shown separately	387	327

Net cash from operating activities	890	632

Investing Activities
Plant and equipment expenditures – utility	(277)	(306)
Plant and equipment expenditures – non-utility	(52)	(69)
Proceeds from sale of interests in synfuel projects	82	113
Refunds to synfuel partners	(31)	(8)
Proceeds from sale of non-utility business	250	—
Proceeds from sale of other assets, net	10	5
Restricted cash for debt redemptions	57	57
Proceeds from sale of nuclear decommissioning trust fund assets.	52	57
Investment in nuclear decommissioning trust funds	(61)	(66)
Other investments	(9)	(7)

Net cash used for investing activities	21	(224)

Financing Activities
Redemption of long-term debt	(317)	(77)
Short-term borrowings, net	(534)	(185)
Repurchase of common stock	(13)	(55)
Dividends on common stock	(86)	(94)
Other	(4)	—

Net cash used for financing activities	(954)	(411)

Net Decrease in Cash and Cash Equivalents	(43)	(3)
Cash and Cash Equivalents Reclassified to Assets Held for Sale	(14)	—
Cash and Cash Equivalents at Beginning of the Period	134	147

Cash and Cash Equivalents at End of the Period	$77	$144

The Consolidated Statement of Cash Flows (Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in Forms 10K and 10Q.

The Detroit Edison Company
Consolidated Statement of Operations (unaudited)

	Three Months Ended
	March 31
(in Millions)	2008	2007
Operating Revenues	$1,153	$1,094

Operating Expenses
Fuel and purchased power	402	354
Operation and maintenance	358	348
Depreciation and amortization	192	182
Taxes other than income	62	72
Asset (gains) and losses, net	—	7

	1,014	963

Operating Income	139	131

Other (Income) and Deductions
Interest expense	76	74
Interest income	(1)	(1)
Other income	(12)	(11)
Other expenses	11	9

	74	71

Income Before Income Taxes	65	60

Income Tax Provision	24	20

Reported Earnings	$41	$40

Adjustments
Effective tax rate normalization	—	2
Detroit Thermal reserve	—	6

	—	8

Operating Earnings	$41	$48

The Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in Forms 10K and 10Q.

Michigan Consolidated Gas Company
Consolidated Statement of Operations (unaudited)

	Three Months Ended
	March 31
(in Millions)	2008	2007
Operating Revenues	$896	$861

Operating Expenses
Cost of gas	644	613
Operation and maintenance	122	109
Depreciation and amortization	25	21
Taxes other than income	13	14
Asset (gains) and losses, net	—	3

	804	760

Operating Income	92	101

Other (Income) and Deductions
Interest expense	16	15
Interest income	(2)	(2)
Other income	(2)	(3)
Other expenses	3	1

	15	11

Income Before Income Taxes	77	90

Income Tax Provision	25	23

Reported Earnings	$52	$67

Adjustments
Effective tax rate normalization	—	(6)
Performance Excellence Process	—	1

	—	(5)

Operating Earnings (Loss)	$52	$62

DTE Energy Debt/Equity Calculation
As of March 31, 2008
($ millions)

Short-term borrowings	$550
Current portion of long-term debt, including capital leases	460
Mortgage bonds, notes and other	5,320
Securitization bonds	996
Capital lease obligations	40
less MichCon short-term debt	(110)
less Securitization bonds, including current portion	(1,123)

Total debt	6,133

Trust preferred-linked securities	289

Total preferred/ other	289

Equity	5,965

Total capitalization	$12,387

Debt	49.5%
Preferred	2.3%
Common shareholders’ equity	48.2%

Total	100.0%

Sales Analysis — Q1 2008
Electric Sales — Detroit Edison Service Area (GWh)

	Q1 2008	Q1 2007	% Change

Residential	3,932	3,786	4%
Commercial	4,363	4,309	1%
Industrial	3,516	3,374	4%
Other	831	845	-2%

	12,642	12,314	3%
Choice*	456	518	-12%

TOTAL SALES	13,098	12,832	2%

*	Includes Dearborn Industrial Group sales
Gas Sales — MichCon Service Area (Mcf)

	Q1 2008	Q1 2007	% Change

Residential	51,738	52,728	-2%
Commercial	17,693	15,305	16%
Industrial	400	683	683%

	69,831	68,716	2%
End User Transportation*	44,257	48,772	-9%

TOTAL SALES	114,088	117,488	-3%

*	Includes choice customers
Electric Revenue — Detroit Edison Service Area ($000s)

	Q1 2008	Q1 2007	% Change

Residential	430,052	407,897	5%
Commercial	387,555	390,519	-1%
Industrial	230,873	217,696	6%
Other	43,715	43,580	0%

	1,092,195	1,059,692	3%
Choice*	11,344	12,610	-10%

TOTAL REVENUES	1,103,539	1,072,302	3%

*	Distribution charge, includes Dearborn Industrial Group revenues
Gas Revenue — MichCon Service Area ($000s)

	Q1 2008	Q1 2007	% Change

Residential	525,471	497,036	6%
Commercial	179,280	145,043	24%
Industrial	4,279	6,449	-34%

	709,030	648,528	9%
End User Transportation*	50,444	52,005	-3%

TOTAL REVENUES	759,474	700,533	8%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	Q1 2008	Q1 2007	% Change

Actuals	0	0	n/m
Normal	0	0

Deviation from normal	n/m	n/m
Heating Degree Days
MichCon service territory

	Q1 2008	Q1 2007	% Change

Actuals	3,382	3,217	5%
Normal	3,334	3,291

Deviation from normal	1%	-2%
Earnings Impact of Weather
Variance from normal weather ($millions, after-tax)

	Q1 2008	Q1 2007

Detroit Edison	1	(1)	Colder than normal weather added $1 million to Detroit Edison’s earnings in Q1 2008
MichCon	2	(1)	Colder than normal weather added $2 million to MichCon’s earnings in Q1 2008

DTE Energy Company
Consolidated Statements of Operations (unaudited)

	Three Months Ended March 31, 2008
		Operating
(in Millions)	1Q 2008 Reported	Adjustments	1Q 2008 Operating
Operating Revenues	$2,570	$9	$2,579

Operating Expenses
Fuel, purchased power and gas	1,266	—	1,266
Operation and maintenance	699	(1)	698
Depreciation, depletion and amortization	226	—	226
Taxes other than income	80	—	80
Gain on sale of non-utility business	(126)	126	-
Other asset (gains) and losses, reserves and impairments, net	(4)	—	(4)

	2,141	125	2,266

Operating Income	429	(116)	313

Other (Income) and Deductions
Interest expense	124	—	124
Interest income	(4)	—	(4)
Other income	(22)	—	(22)
Other expenses	14	—	14

	112	—	112

Income Before Income Taxes and Minority	317	(116)	201

Interest

Income Tax Provision	116	(44)	72

Minority Interest	1	—	1

Income from Continuing Operations	200	(72)	128

Income (loss) from discontinued operations, net of tax	12	(12)	-

Net Income	$212	($84)	$128